GTAT Investor Financial Summary - Unaudited

(dollars in millions except per share data)	Q1 CY12	Q2 CY12	Q3 CY12	Q4 CY12	Q1 CY13	Q2 CY13	Q3 CY13	Q4 CY13	Q1 CY14
Revenue by Segment	$ 353.9	$ 167.3	$ 110.1	$ 102.3	$ 57.8	$ 168.3	$ 40.3	$ 32.6	$ 22.5
Photovoltaic (PV)	$ 31.4	$ 9.4	$ 1.6	$ 6.6	$ 4.4	$ 11.4	$ 4.4	$ 11.3	$ 13.2
Polysilicon	$ 153.9	$ 121.5	$ 95.9	$ 89.3	$ 38.0	$ 150.8	$ 28.6	$ 2.5	$ 3.7
Sapphire	$ 168.6	$ 36.3	$ 12.6	$ 6.5	$ 15.4	$ 6.2	$ 7.4	$ 18.8	$ 5.6
Revenue by Geography	$ 353.9	$ 167.3	$ 110.1	$ 102.3	$ 57.8	$ 168.3	$ 40.3	$ 32.6	$ 22.5
Asia	$ 348.4	$ 163.6	$ 106.2	$ 99.5	$ 54.5	$ 164.7	$ 36.1	$ 28.7	$ 20.3
U.S.	$ 2.9	$ 2.4	$ 2.3	$ 2.0	$ 2.8	$ 3.1	$ 3.3	$ 3.1	$ 1.5
Europe/ROW	$ 2.6	$ 1.2	$ 1.5	$ 0.9	$ 0.5	$ 0.5	$ 0.9	$ 0.7	$ 0.7
Non-GAAP Gross Profit*	$ 152.5	$ 60.6	$ 35.4	$ 33.5	$ 14.3	$ 58.9	$ 18.0	$ 6.8	$ 1.9
Non-GAAP Gross Margin %*	43.1%	36.2%	32.2%	32.7%	24.7%	35.0%	44.8%	21.0%	8.5%
Non-GAAP Operating Expenses*	$ 28.9	$ 28.9	$ 32.8	$ 39.3	$ 28.9	$ 32.0	$ 37.3	$ 42.8	$ 42.7
Non-GAAP Operating Income (loss) *	$ 123.6	$ 31.7	$ 2.7	$ (5.8)	$ (14.6)	$ 26.9	$ (19.2)	$ (35.9)	$ (40.8)
Non-GAAP Net Income (loss) *	$ 86.0	$ 19.3	$ 0.7	$ (18.1)	$ (8.9)	$ 18.1	$ (19.4)	$ (28.3)	$ (30.1)
Non-GAAP EPS*	$ 0.71	$ 0.16	$ 0.01	$ (0.15)	$ (0.07)	$ 0.15	$ (0.16)	$ (0.22)	$ (0.22)



Q1 2014 Revenue Mix
Sapphire , 25%
Polysilicon, 16%
Photovoltaic (PV), 59%



Q4 2013 Revenue Mix
Sapphire 58%
Photovoltaic (PV) 35%
Polysilicon 7%



Q1 CY 2014 Backlog
(in millions)
SAPPHIRE
$300
POLY
$296
PV
$13



Revenue and Non- GAAP Gross Margin
(revenue in millions)
$400
$350
$300
$250
$200
$150
$100
$50
$0
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
43%
36%
32%
33%
25%
35%
45%
21%
9%
Q1 CY12
Q2 CY12
Q3 CY12
Q4 CY12
Q1 CY13
Q2 CY13
Q3 CY13
Q4 CY13
Q1 CY14
Revenue
Non-GAAP Gross Margin %*



Non-GAAP EPS
(in thousands)
140
135
130
125
120
115
110
105
100
$1.25
$0.75
$0.25
-$0.25
-$0.75
Q1 CY12
Q2 CY12
Q3 CY12
Q4 CY12
Q1 CY13
Q2 CY13
Q3 CY13
Q4 CY13
Q1 CY14
Diluted shares Outstanding
Non-GAAP EPS*



Q1 CY 2014 Backlog: $609 Million
(in millions)
Deferred Revenue
10%
Non Refundable Customer Deposits
15%
2%
Letters of Credit
73%
Unshipped Orders

*Please refer to the GAAP to non-GAAP reconciliation on page 3.
-Certain amounts in the table above may not sum or recalculate due to rounding of individual components

GTAT Investor Financial Summary - Unaudited

(dollars in millions)	Q1 CY12	Q2 CY12	Q3 CY12	Q4 CY12	Q1 CY13	Q2 CY13	Q3 CY13	Q4 CY13	Q1 CY14
Cash, Cash Equivalents, Restricted Cash & Short-Term Investments	$ 350.9	$ 332.4	$ 479.2	$ 418.1	$ 320.2	$ 294.7	$ 258.5	$ 593.0	$ 509.1
- Restricted Cash	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 94.7	$ 102.5
Non-Restricted Cash, Cash Equivalents & Short-Term Investments	$ 350.9	$ 332.4	$ 479.2	$ 418.1	$ 320.2	$ 294.7	$ 258.5	$ 498.2	$ 406.6
Debt, Convertible Notes & Prepayment Obligation	$ 75.0	$ 145.0	$ 298.1	$ 297.0	$ 259.6	$ 260.4	$ 261.3	$ 456.4	$ 552.0
Non-Restricted Cash, Cash Equivalents & Short-Term Investments, net of debt	$ 275.9	$ 187.4	$ 181.1	$ 121.1	$ 60.6	$ 34.2	$ (2.9)	$ 41.8	$ (145.4)
Vendor Advances	$ 85.4	$ 84.2	$ 99.5	$ 52.9	$ 28.4	$ 25.8	$ 31.2	$ 12.3	$ 17.4
Customer Deposits	$ 334.1	$ 274.2	$ 251.6	$ 183.1	$ 144.9	$ 112.6	$ 91.8	$ 94.6	$ 92.8
Deferred Revenue	$ 196.2	$ 149.3	$ 93.2	$ 121.9	$ 146.2	$ 68.2	$ 62.3	$ 119.4	$ 175.6
Deferred COGS	$ 101.0	$ 71.6	$ 40.5	$ 54.7	$ 72.3	$ 29.2	$ 28.6	$ 29.5	$ 34.6
Capital Expenditures	$ 14.1	$ 15.0	$ 6.6	$ 3.8	$ 1.6	$ 1.1	$ 1.0	$ 36.2	$ 152.3
Accounts Receivable	$ 65.7	$ 41.4	$ 11.5	$ 23.8	$ 20.4	$ 11.8	$ 7.5	$ 12.4	$ 13.0
Inventory	$ 193.3	$ 202.7	$ 216.3	$ 167.1	$ 187.5	$ 156.4	$ 159.9	$ 89.1	$ 111.9
Accounts Payable	$ 34.3	$ 51.0	$ 43.7	$ 44.8	$ 45.3	$ 16.4	$ 20.3	$ 77.3	$ 153.9
Non-GAAP Metrics									
ROIC (TTM)	59.9%	47.6%	32.4%	36.3%	-3.1%	-3.2%	-12.7%	-11.6%	-19.8%
ROE (TTM)	74.5%	47.8%	36.8%	36.0%	-2.5%	-2.7%	-9.1%	-13.4%	-22.6%
ROA (TTM)	17.6%	14.5%	10.1%	8.0%	-0.7%	-0.9%	-2.9%	-3.5%	-5.2%
DIO (TTM)	110.7	128.4	144.7	147.7	236.3	221.0	281.3	232.7	306.9
DSO (TTM)	29.2	19.8	18.5	18.7	35.9	22.1	9.4	22.1	23.1
DPO (TTM)	33.7	32.2	37.0	46.3	49.4	41.5	47.9	110.9	204.2
Cash Conversion Cycle (TTM)	106.2	116.1	126.2	120.1	222.8	201.6	242.8	143.8	125.8
Inventory Turns	4.2	2.1	1.4	1.6	0.9	2.8	0.6	1.2	0.7
Inventory DOH	87.6	173.3	264.5	221.4	393.0	130.4	656.1	316.0	496.1

Notes

-Certain amounts in the table above may not sum or recalculate due to rounding

Definition/Formulas

TTM = Trailing 12 Months

ROIC: Return on Invested Capital = (TTM Net Income)/Total Capital

ROE: Return on Equity = (TTM Net Income)/(TTM avg. shareholder equity)

ROA: Return on Assets = (TTM Net Income)/(TTM avg. total assets)

DIO: Days Inventory Outstanding = (TTM avg. inventory)/(TTM cost of sales per day)

DSO: Days Sales Outstanding = (TTM avg. A/R)/(TTM sales per day)

DPO: Days Payable Outstanding = (TTM avg. A/P)/(TTM cost of sales per day)

Cash Conversion Cycle: DIO + DSO - DPO

Inventory Turns: (Current Period COGS x 4)/(Current Period Inventory Balance)

Inventory DOH: Inventory Days on Hand = (365/inventory turns)


Cash, Cash Equivalents, Restricted Cash & Short-Term Investments
(in millions)
$700
$600
$500
$400
$300
$200
$100
$0
Q1 CY12 Q2 CY12 Q3 CY12 Q4 CY12 Q1 CY13 Q2 CY13 Q3 CY13 Q4 CY13 Q1 CY14


Return on Invested Capital
Non-GAAP (TTM)
60%
48%
32%
36%
-3%
-3%
-13%
-12%
-20%
Q1 CY12 Q2 CY12 Q3 CY12 Q4 CY12 Q1 CY13 Q2 CY13 Q3 CY13 Q4 CY13 Q1 CY14


Return on Equity
Non-GAAP (TTM)
74%
48%
37%
36%
-3%
-3%
-9%
-13%
-23%
Q1 CY12 Q2 CY12 Q3 CY12 Q4 CY12 Q1 CY13 Q2 CY13 Q3 CY13 Q4 CY13 Q1 CY14

GT Advanced Technologies Inc.
Reconciliation of GAAP to non-GAAP results
(In thousands, except per share data)
(Unaudited)

	Three Months Ended								
	March 31, 2012	June 30, 2012	September 29, 2012	December 31, 2012	March 30, 2013	June 29, 2013	September 28, 2013	December 31, 2013	March 29, 2014
Non-GAAP Net Income & Earnings per Share									
Net income	$79,073	$14,757	$2,344	($159,409)	($18,681)	$11,947	($38,146)	($37,922)	($41,397)
Non-GAAP adjustments:									
Amortization of acquired intangible assets	2,546	2,547	2,538	2,534	2,455	2,667	2,976	2,975	2,976
Share-based compensation expense	4,171	4,103	4,818	2,084	4,423	4,905	4,555	4,797	5,711
Third party acquisition related expenses	223	246	136	945	164	924	371	434	795
Write-down of inventory, vendor advances and PO cancellation fees	-	-	-	71,754	492	45	19	943	-
Accelerated depreciation for early retirement of fixed assets	-	-	-	2,520	1,000	1,536	63	6,794	94
Impairment of goodwill	-	-	-	57,037	-	-	-	-	-
Restructuring charges and asset impairments	-	-	-	33,441	2,858	-	4,010	-	-
Contingent consideration (income) expense	527	155	(9,943)	296	336	(4,310)	4,971	(2,116)	2,375
Production startup costs	-	-	-	-	-	-	-	-	1,899
Non-cash portion of interest expense	177	238	342	3,042	4,212	3,300	3,352	8,812	9,850
Income tax effect of non-GAAP adjustments (1)	(742)	(2,710)	457	(32,354)	(6,188)	(2,924)	(1,539)	(13,014)	(12,435)
Non-GAAP net income	$85,975	$19,336	$692	($18,110)	($8,929)	$18,090	($19,368)	($28,297)	($30,132)
Non-GAAP earnings per diluted share ("Non-GAAP EPS")	$0.71	$0.16	$0.01	($0.15)	($0.07)	$0.15	($0.16)	($0.22)	($0.22)
Diluted weighted average shares outstanding	120,738	119,379	119,874	119,109	119,348	122,749	122,183	126,049	135,432

(1) The Company utilized the with and without method to determine the income tax effect on non-GAAP adjustments.

Use of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), GT Advanced Technologies is providing additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). We believe that the inclusion of these non-GAAP financial measures helps investors to gain a meaningful understanding of our past performance and future prospects, consistent with how management measures and forecasts company performance, especially when comparing such results to previous periods or forecasts. Our management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring our core operating performance and comparing our performance to prior periods and to the performance of our competitors. Management also uses these measures in its financial and operational decision-making.

We define "non-GAAP net income" as GAAP net income excluding share-based compensation expense, contingent consideration, amortization of acquired intangible assets, acquisition and acquisition related expenses, write-down of inventory, vendor advances and PO cancellation fees, goodwill impairment, restructuring charges and asset impairments, accelerated depreciation for early retirement of fixed assets, production startup costs and the non-cash portion of interest expense. We consider non-GAAP net income to be an important indicator of our operational strength and performance of our business because it eliminates the effects of events that are non-recurring or not part of the Company's core operations.

We define " non-GAAP earnings per share on a fully-diluted basis" as our non-GAAP net income divided by our weighted average shares outstanding on a fully-diluted basis.

GT Advanced Technologies Inc.
Reconciliation of GAAP to non-GAAP results
(In thousands, except per share data)
(Unaudited)

	March 31, 2012	June 30, 2012	September 29, 2012	December 31, 2012	March 30, 2013	June 29, 2013	September 28, 2013	December 31, 2013	March 29, 2014
Non-GAAP operating income (expense)									
Operating income (expense)	$116,130	$24,605	$5,115	($176,420)	($26,324)	$21,131	($36,178)	($49,756)	($54,638)
Non-GAAP adjustments:									
Amortization of acquired intangible assets	2,546	2,547	2,538	2,534	2,455	2,667	2,976	2,975	2,976
Share-based compensation expense	4,171	4,103	4,818	2,084	4,423	4,905	4,555	4,797	5,711
Third party acquisition related expenses	223	246	136	945	164	924	371	434	795
Write-down of inventory, vendor advances and PO cancellation fees	-	-	-	71,754	492	45	19	943	-
Accelerated depreciation for early retirement of fixed assets	-	-	-	2,520	1,000	1,536	63	6,794	94
Impairment of goodwill	-	-	-	57,037	-	-	-	-	-
Restructuring charges and asset impairments	-	-	-	33,441	2,858	-	4,010	-	-
Contingent consideration (income) expense	527	155	(9,943)	296	336	(4,310)	4,971	(2,116)	2,375
Production startup costs	-	-	-	-	-	-	-	-	1,899
Non-GAAP operating income	$123,597	$31,656	$2,664	($5,809)	($14,596)	$26,898	($19,213)	($35,929)	($40,788)

Use of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), GT Advanced Technologies is providing additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). We believe that the inclusion of these non-GAAP financial measures helps investors to gain a meaningful understanding of our past performance and future prospects, consistent with how management measures and forecasts company performance, especially when comparing such results to previous periods or forecasts. Our management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring our core operating performance and comparing our performance to prior periods and to the performance of our competitors. Management also uses these measures in its financial and operational decision-making.

We define "non-GAAP operating income" as GAAP operating income excluding share-based compensation expense, contingent consideration, amortization of acquired intangible assets, acquisition and acquisition related expenses, write-down of inventory, vendor advances and PO cancellation fees, goodwill impairment, restructuring charges and asset impairments, accelerated depreciation for early retirement of fixed assets, and production startup costs. We consider non-GAAP operating income to be an important indicator of our operational strength and performance of our business because it eliminates the effects of events that are non-recurring or not part of the Company's core operations.

GT Advanced Technologies Inc.
Reconciliation of GAAP to non-GAAP results
(In thousands, except per share data)
(Unaudited)

	Three months ended								
	March 31, 2012	**June 30, 2012**	**September 29, 2012**	**December 31, 2012**	**March 30, 2013**	**June 29, 2013**	**September 28, 2013**	**December 31, 2013**	**March 29, 2014**
Non-GAAP Gross Profit and Gross Margin									
Revenue	$ 353,890	$ 167,252	$ 110,061	$ 102,333	$ 57,776	$ 168,330	$ 40,291	$ 32,570	$ 22,510
Cost of revenue	201,562	107,046	75,033	143,491	44,161	109,714	22,514	29,531	21,152
Gross Profit	152,328	60,206	35,028	(41,158)	13,615	58,616	17,777	3,039	1,358
Non-GAAP adjustments:	160	379	415	358	160	212	249	364	545
Write-down of inventory, vendor advances and PO cancellation fees	-	-	-	71,754	492	45	19	943	-
Accelerated depreciation for early retirement of fixed assets	-	-	-	2,520	-	-	-	2,488	-
Non-GAAP gross profit	$152,488	$60,585	$35,443	$33,474	$14,267	$58,873	$18,045	$6,834	$1,903
Non-GAAP gross margin	43.1%	36.2%	32.2%	32.7%	24.7%	35.0%	44.8%	21.0%	8.5%

Use of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), GT Advanced Technologies is providing additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). We believe that the inclusion of these non-GAAP financial measures helps investors to gain a meaningful understanding of our past performance and future prospects, consistent with how management measures and forecasts company performance, especially when comparing such results to previous periods or forecasts. Our management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring our core operating performance and comparing our performance to prior periods and to the performance of our competitors. Management also uses these measures in its financial and operational decision-making.

We define "non-GAAP gross profit" as GAAP gross profit excluding write-down of inventory, vendor advances & PO cancellation fees, and the accelerated depreciation for early retirement of fixed assets. We consider non-GAAP gross profit to be an important indicator of our operational strength and performance of our business because it eliminates the effects of events that are not part of the Company's core operations.